UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04809

Liberty All-Star Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Tane T. Tyler, General Counsel

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1 – June 30, 2012

Item 1. Report of Shareholders.

LIBERTY ALL-STAR® EQUITY FUND Period Ending June 30, 2012 (Unaudited)

Fund Statistics

Net Asset Value (NAV)		$5.16

Market Price		$4.51

Discount		12.6%
	Quarter		Year-to-Date

Distributions	$0.08		$0.16

Market Price Trading Range	$4.21 to $5.01		$4.21 to $5.01

Discount Range	10.8% to 13.5%		10.8% to 15.3%

Performance

Shares Valued at NAV	(7.21)%		6.60%

Shares Valued at NAV with Dividends Reinvested	(7.02)%		6.99%

Shares Valued at Market Price with Dividends Reinvested	(6.87)%		10.57%

S&P 500® Index	(2.75)%		9.49%

Lipper Large-Cap Core Mutual Fund Average*	(3.95)%		7.95%

NAV Reinvested Percentile Rank (1 = best; 100 = worst)	97th		72nd

Number of Funds in Category	1,090		1075

*	Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Large-Cap Core Mutual Fund Universe.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures for the unmanaged S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the S&P 500® Index can be found on page 28.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker by using the Fund’s ticker symbol: USA. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

Fellow Shareholders	July 2012

Many of the fundamental concerns confronting the equity market remained largely unchanged in the second quarter—but the outcome was very different from the preceding three-month period. For instance, while the S&P 500® Index returned 12.59 percent in the first quarter, in the second quarter the index declined 2.75 percent. Most other equity indices experienced a similar reversal.

Once again during this quarter, it was macro factors rather than company fundamentals that set the tone in equity markets. Most of the market-moving headlines came out of Europe, as government and European Central Bank officials continued grappling with various ways to address massive sovereign debt issues and weak financial institutions—with solutions ranging from bailouts to the outright dissolution of the euro. In the U.S., the culprit was sluggish economic growth, exemplified by a report of gross domestic product growth of just 1.9 percent in the first quarter, down from 3.0 percent in the fourth quarter of 2011. Another key data point—the June Purchasing Managers’ Index provided by the Institute for Supply Management—dipped to a reading of 49.7, the first time it fell below 50 since July 2009 when the economy was beginning to recover from the 2007/08 financial crisis. Meanwhile, unemployment remained stubbornly high at 8.2 percent.

For long-term equity investors, daily volatility remained frustratingly high. One has only to look at the final week of the quarter to understand how volatile markets were. On Monday, June 25, doubts about the success of a European summit meeting led the S&P 500® Index to decline 1.6 percent. By Friday, June 29, investors saw potential in a European bailout plan and the S&P 500® rose 2.5 percent, its best single day of the year at that point.

The volatility—driven by the risk-on to a risk-off trading mentality—made the quarter a challenging one for Liberty All-Star Equity Fund’s managers. They remain committed to their fundamentally-based investment styles, and that precludes tactically moving into defensive sectors as many investors, reflecting their short-term orientation, did during the quarter. For the quarter, the Fund declined 7.21 percent with shares valued at net asset value (NAV), 7.02 percent with shares valued at NAV with dividends reinvested and 6.87 percent with shares valued at market price (with dividends reinvested). This compares with the previously noted-2.75 percent return of the S&P 500® Index and the -3.95 percent return of the Lipper Large-Cap Core Mutual Fund Average. The discount at which Fund shares are priced relative to their NAV narrowed somewhat, ranging from 10.8 percent to 13.5 percent over the quarter.

We concur with the Fund’s investment managers’ commitment to their bottom-up focus on company fundamentals, despite the top-down orientation that shaped investors’ mindsets in the past quarter.

Through the first half, the Fund provided better absolute and relative returns. As of June 30, the Fund had returned 6.60 percent with shares valued at NAV, 6.99 percent with shares valued at NAV with dividends reinvested and 10.57 percent with shares valued at market price (with dividends reinvested). This compares with a return of 9.49 percent for the S&P 500® Index and 7.95 percent for the Lipper Large-Cap Core Mutual Fund Average.

In this year’s second quarter, investors sought refuge in a few defensive sectors—consumer staples, healthcare, telecom and utilities; however, many of these stocks appear overvalued relative to their growth prospects and thus were unattractive to the Fund’s managers. An example

Semi-Annual Report (Unaudited) | June 30, 2012	1

President’s Letter	Liberty All-Star® Equity Fund

of the distortions that characterized the market were stocks in the telecom sector which rose 14 percent during the quarter.

For a perspective on how one of the Fund’s growth style managers, Craig Blum of TCW, views the macro issues that are shaping investors’ sentiment, I invite you to read the manager interview in this report. Mr. Blum also provides insights into how the firm’s investment process seeks to identify quality growth companies with sustainable competitive advantage that participate in large, attractive end markets.

We are disappointed that the Fund lagged in the second quarter, but pleased that strong outperformance in the first quarter allowed the Fund to deliver competitive returns through the first half of the year. We concur with the Fund’s investment managers’ commitment to their bottom-up focus on company fundamentals, despite the top-down orientation that shaped investors’ mindsets in the past quarter. Over the long term, we believe that quality, discipline and experience will be rewarded.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2012 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009***	0.31
2010	0.31
2011	0.34
2012
1st Quarter	0.08
2nd Quarter	0.08
Total	$22.58

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Equity Fund’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

Semi-Annual Report (Unaudited) | June 30, 2012	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Equity Fund
June 30, 2012 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Apple, Inc.	3.85%
JPMorgan Chase & Co.	2.21
QUALCOMM, Inc.	2.05
Google, Inc., Class A	1.68
Wells Fargo & Co.	1.53
ACE Ltd.	1.52
State Street Corp.	1.40
The Allstate Corp.	1.38
SunTrust Banks, Inc.	1.34
Schlumberger Ltd.	1.31
Staples, Inc.	1.29
Citigroup, Inc.	1.25
TE Connectivity Ltd.	1.21
Dell, Inc.	1.17
Chesapeake Energy Corp.	1.16
Cisco Systems, Inc.	1.12
American Tower Corp., Class A	1.12
Visa, Inc., Class A	1.09
NVR, Inc.	1.08
Microsoft Corp.	1.07
29.83%

Economic Sectors*	Percent of Net Assets
Information Technology	23.43%
Financials	20.69
Energy	13.80
Consumer Discretionary	11.41
Health Care	8.90
Industrials	7.89
Consumer Staples	5.50
Materials	2.94
Telecommunication Services	1.73
Utilities	1.10
Other Net Assets	2.61
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

The following are the major ($3 million or more) stock changes -both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2012.

Security Name	Purchases (Sales)	Shares as of 6/30/12

Purchases

Apollo Group, Inc., Class A	180,504	277,054
Arch Coal, Inc.	378,190	1,098,245
Baidu, Inc.	32,995	85,803
Becton, Dickinson and Co.	57,325	57,325
Celgene Corp.	58,582	58,582
Chesapeake Energy Corp.	471,280	589,851
Citigroup, Inc.	182,665	431,644
Emerson Electric Co.	87,500	87,500
Fastenal Co.	69,000	128,097
Illumina, Inc.	68,385	68,385
Johnson & Johnson	61,966	100,966
Marriott International, Inc., Class A	101,280	176,681
National-Oilwell Varco, Inc.	46,000	46,000
Oracle Corp.	224,550	224,550
Schlumberger Ltd.	59,529	189,913

Sales
Abbott Laboratories	(85,255)	57,875
Carnival Corp.	(145,590)	128,235
Cisco Systems, Inc.	(154,770)	615,572
CA, Inc.	(150,400)	0
eBay, Inc.	(132,855)	86,639
Exxon Mobil Corp.	(144,607)	44,775
FMC Technologies, Inc.	(112,920)	0
General Mills, Inc.	(107,120)	0
Salesforce.com, Inc.	(36,503)	47,000
Sunstone Hotel Investors, Inc.	(408,063)	0
Varian Medical Systems, Inc.	(54,900)	0
Walgreen Co.	(100,500)	61,500
Wells Fargo & Co.	(173,500)	431,890

Semi-Annual Report (Unaudited) | June 30, 2012	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Equity Fund

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE

REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of June 30, 2012 (Unaudited)

Investment Style Spectrum

	Value				Growth

	SCHNEIDER	PZENA	MATRIX	CORNERSTONE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	38	39	37	45	30	156*	500
Percent of Holdings in Top 10	50%	40%	37%	42%	47%	19%	21%
Weighted Average Market Capitalization (billions)	$29	$57	$67	$93	$89	$61	$109
Average Five-Year Earnings Per Share Growth	(9)%	(1)%	1%	24%	25%	8%	10%
Dividend Yield	1.5%	2.4%	2.5%	1.2%	0.9%	1.7%	2.2%
Price/Earnings Ratio**	12x	10x	12x	16x	21x	13x	15x
Price/Book Value Ratio	1.5x	2.0x	2.1x	4.7x	5.4x	3.2x	3.8x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview

Craig C. Blum, CFA Group Managing Director TCW Investment Management Company

TCW TAKES A BOTTOM-UP APPROACH TO PICKING QUALITY GROWTH

COMPANIES—BUT KEEPS AN EYE ON MACRO FACTORS

TCW Investment Management Company is one of Liberty All-Star® Equity Fund’s two growth style managers. TCW’s concentrated growth equity strategy seeks to invest in quality companies with distinct advantages in their business model. Typically, portfolio companies that have superior sales growth, cost and/or structural advantages, large served markets and ample free cash flow. We recently had the opportunity to talk with Craig C. Blum, CFA, Group Managing Director, at TCW. ALPS Advisors, Inc. moderated the interview.

A hallmark of TCW’s approach is its focus on quality. How do you define quality? What other characteristics do you look for in portfolio companies?

Our definition of a quality company starts with a compelling and unique business model that gives it an enduring and sustainable competitive advantage that translates into superior financial metrics. The second factor is a business that competes in a large, attractive and growing end market. Of course, a strong management team with a proven track record is also necessary to execute on this combination. An essential tenet of our research process is identifying a company’s key competitive advantage, evaluating the sustainability of that advantage and analyzing how that competitive advantage shows up in the financial metrics of the business. We are generally looking for faster growth rates, increasing market share, better margins, better returns on capital, a superior balance sheet and/or better free cash flow generation and growth. When it comes to end markets, we are trying to find companies that are benefiting from some sort of secular tail wind. Examples would be the ubiquity of connected devices or a growing middle class in emerging markets.

We hear the term “business model” frequently. How do you define the term?

A company’s business model is how it makes money, how it goes to market and how it adds value in the marketplace. That quickly leads us to an analysis of competitive advantage and the value that a particular company brings to customers that other companies are not delivering.

What about valuation? Does that enter in when you analyze a potential portfolio company?

We start by looking for a great business. Then we look for a great end market. Then we definitely consider valuation. Our goal here is to ensure that the growth opportunities and potential we see in a potential portfolio company aren’t already fully discounted in the stock.

Give us an example of a stock in the portion of the Liberty All Star® Equity Fund portfolio that you manage that exemplifies your definition of a quality stock.

American Tower is a good example. This company leases tower space to wireless telecom companies like AT&T, Verizon, Sprint and T-Mobile. If we first look at the company’s industry, it is benefiting from secular tail winds related to mobile data usage and the proliferation of smart phones and tablets, which drive the need for denser cell networks. In

A quality company has a compelling and unique business model, an enduring competitive advantage, and participates in a large, attractive and growing end market.

Semi-Annual Report (Unaudited) | June 30, 2012	7

Manager Interview	Liberty All-Star® Equity Fund

turn, that drives demand for more tower leases. So, to start, it is a great industry. Second, the business model of American Tower, in particular, is extremely attractive. There is not a viable substitute in close enough geographic proximity for 80 percent of the company’s towers. And the economics and zoning requirements for a competing tower create meaningful barriers to building new towers. As a result, American Tower’s lease contracts with carriers are long term. They tend to be five to 10 years, and they contain a lot of protections for American Tower, such as price escalators and cancellation penalties. And the economics of additional tenants on a single tower are very attractive and a key reason we believe that American Tower can offer compelling lease rates to the wireless carriers versus what those carriers’ proprietary towers might cost them, and yet generate very attractive margins and cash flow for the company itself. We also believe the company enjoys a cost of capital advantage as the only investment-grade company in the industry. Lastly, it enjoys first mover advantage outside of the U.S. Enabled by a strong balance sheet, the company is rapidly buying and building tower portfolios in markets like India and Latin America.

You mentioned a cost of capital advantage. Is this a particularly capital intensive industry? And, what about any regulatory headwinds?

I wouldn’t say it’s terribly capital intensive compared to your typical industrial business. But, yes, the business is about buying and building towers, so there is a definite capital component to it. As to regulatory headwinds and approvals for new towers, that is actually what makes the business so beautiful and keeps others from entering. Rather than viewing things like zoning as a headwind, we view it as more of a tailwind as it protects the existing portfolio of towers. And American Tower has been in the business long enough that it has a lengthy pipeline that ensures ongoing growth when it needs to work through local issues.

Let’s shift gears: With fiscal problems in Europe and the U.S., as well as fears of a slowdown in China’s economy, macro issues have been the cloud hanging over the stock market. How do you balance bottom-up stock picking and top-down macro environment factors?

We believe that in today’s environment it is critical to understand the macro exposures of individual businesses as well as the portfolio at large.

Our process remains primarily driven by bottom-up fundamental research and stock picking, but we do overlay macro analysis and insights. And given how high correlations are today and how much of the market is being driven by the macro factors you mention, particularly policy response around the world, we believe it is critical to understand the macro exposures of individual businesses as well as the portfolio at large.

When we look at some of the macro factors driving the markets today we don’t see many easy solutions. Yet, we are keenly aware of the pressure on central banks and governments to soften or even try to reverse the negative consequences that are a result of the current deleveraging cycle. And that combination, in our view, is the formula for the exaggerated volatility that has characterized equity markets in recent years. So, our response to this is balance. In addition to the benefits that come from owning high quality secular winners, we’ve sought to populate the portfolio with a balance of what we call defensive growth companies, or those companies whose growth drivers are less correlated to global GDP.

American Tower fits the bill because of its long-term contracts and high revenue cash flow visibility. So, approximately one-third of our portfolio is in these more defensive growth names, while two-thirds is in more traditional offensive growth names.

Many thanks for an interesting interview.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (97.39%)
CONSUMER DISCRETIONARY (11.41%)
Auto Components (1.18%)
Johnson Controls, Inc.	221,805	$6,146,216
Magna International, Inc.	125,295	4,944,141

		11,090,357

Diversified Consumer Services (1.06%)
Apollo Group, Inc., Class A(a)	277,054	10,026,584

Hotels, Restaurants & Leisure (1.42%)
Carnival Corp.	128,235	4,394,614
Marriott International, Inc., Class A	176,681	6,925,895
Orient-Express Hotels Ltd., Class A(a)	251,251	2,102,971

		13,423,480

Household Durables (2.35%)
KB Home	362,700	3,554,460
NVR, Inc.(a)	11,955	10,161,750
Toll Brothers, Inc.(a)	284,001	8,443,350

		22,159,560

Internet & Catalog Retail (1.28%)
Amazon.com, Inc.(a)	26,480	6,046,708
priceline.com, Inc.(a)	9,075	6,030,519

		12,077,227

Media (1.01%)
CBS Corp.	31,575	1,035,028
Omnicom Group, Inc.	96,050	4,668,030
The Walt Disney Co.	77,862	3,776,307

		9,479,365

Multi-Line Retail (0.41%)
Dollar General Corp.(a)	71,805	3,905,474

Specialty Retail (1.53%)
Dick’s Sporting Goods, Inc.	27,057	1,298,736
Staples, Inc.	931,750	12,159,337
Tiffany & Co.	17,407	921,701

		14,379,774

Textiles, Apparel & Luxury Goods (1.17%)
Burberry Group PLC(b)	73,784	3,073,104
Coach, Inc.	45,206	2,643,647
VF Corp.	39,979	5,335,197

		11,051,948

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2012	9

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2012 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (5.50%)
Beverages (1.69%)
The Coca-Cola Company	31,000	$2,423,890
Diageo PLC(b)	71,186	7,337,141
Molson Coors Brewing Co., Class B	91,025	3,787,550
PepsiCo, Inc.	33,000	2,331,780

		15,880,361

Food & Staples Retailing (1.07%)
Costco Wholesale Corp.	48,000	4,560,000
CVS Caremark Corp.	80,000	3,738,400
Walgreen Co.	61,500	1,819,170

		10,117,570

Food Products (1.16%)
Archer-Daniels-Midland Co.	155,000	4,575,600
Mead Johnson Nutrition Co.	79,200	6,376,392

		10,951,992

Household Products (0.55%)
The Procter & Gamble Co.	85,000	5,206,250

Personal Products (0.32%)
Avon Products, Inc.	182,968	2,965,911

Tobacco (0.71%)
British American Tobacco PLC(b)	65,437	6,682,427

ENERGY (13.80%)
Energy Equipment & Services (3.26%)
Baker Hughes, Inc.	39,600	1,627,560
National-Oilwell Varco, Inc.	46,000	2,964,240
Oceaneering International, Inc.	105,300	5,039,658
Schlumberger Ltd.	189,913	12,327,253
Tidewater, Inc.	135,000	6,258,600
Weatherford International Ltd.(a)	200,845	2,536,672

		30,753,983

Oil, Gas & Consumable Fuels (10.54%)
Anadarko Petroleum Corp.	38,248	2,532,018
Arch Coal, Inc.	1,098,245	7,566,908
BP PLC(b)	242,782	9,842,382
Chesapeake Energy Corp.	589,851	10,971,229
Chevron Corp.	61,000	6,435,500
Cobalt International Energy, Inc.(a)	290,589	6,828,841

See Notes to Schedule of Investments and Financial Statements.
10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	103,000	$5,755,640
CONSOL Energy, Inc.	97,090	2,936,001
Devon Energy Corp.	139,633	8,097,318
Exxon Mobil Corp.	44,775	3,831,397
Hess Corp.	60,051	2,609,216
Occidental Petroleum Corp.	85,800	7,359,066
Peabody Energy Corp.	332,980	8,164,670
Royal Dutch Shell PLC, Class A(b)	133,789	9,021,392
Valero Energy Corp.	306,730	7,407,529

		99,359,107

FINANCIALS (20.69%)
Capital Markets (4.74%)
The Charles Schwab Corp.	562,100	7,267,953
Franklin Resources, Inc.	39,125	4,342,484
The Goldman Sachs Group, Inc.	65,351	6,264,547
Invesco Ltd.	172,925	3,908,105
Morgan Stanley	352,675	5,145,528
State Street Corp.	295,175	13,176,612
UBS AG(a)	389,825	4,564,851

		44,670,080

Commercial Banks (5.13%)
BB&T Corp.	155,000	4,781,750
Huntington Bancshares, Inc.	508,261	3,252,870
PNC Financial Services Group, Inc.	105,064	6,420,461
Regions Financial Corp.	1,013,415	6,840,551
SunTrust Banks, Inc.	520,838	12,619,905
Wells Fargo & Co.	431,890	14,442,402

		48,357,939

Consumer Finance (0.64%)
American Express Co.	103,500	6,024,735

Diversified Financial Services (3.76%)
Bank of America Corp.	344,350	2,816,783
Citigroup, Inc.	431,644	11,831,362
JPMorgan Chase & Co.	582,500	20,812,725

		35,460,870

Insurance (6.42%)
ACE Ltd.	193,120	14,315,986
The Allstate Corp.	371,120	13,022,601
American International Group, Inc.(a)	164,375	5,274,794
Aon PLC	13,208	617,870
Assured Guaranty Ltd.	274,144	3,865,430

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2012	11

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2012 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Insurance (continued)
Axis Capital Holdings Ltd.	245,910	$8,004,370
Fidelity National Financial, Inc., Class A	96,100	1,850,886
Genworth Financial, Inc., Class A(a)	215,959	1,222,328
MetLife, Inc.	296,750	9,154,737
RenaissanceRe Holdings Ltd.	42,053	3,196,449

		60,525,451

HEALTH CARE (8.90%)
Biotechnology (0.88%)
Celgene Corp.(a)	58,582	3,758,621
Gilead Sciences, Inc.(a)	89,464	4,587,714

		8,346,335

Health Care Equipment & Supplies (2.67%)
Becton, Dickinson and Co.	57,325	4,285,044
Hologic, Inc.(a)	159,643	2,879,960
Intuitive Surgical, Inc.(a)	7,100	3,931,909
NuVasive, Inc.(a)	47,037	1,192,858
St. Jude Medical, Inc.	160,000	6,385,600
Zimmer Holdings, Inc.	101,000	6,500,360

		25,175,731

Health Care Providers & Services (1.04%)
Brookdale Senior Living, Inc.(a)	328,177	5,821,860
WellPoint, Inc.	62,698	3,999,506

		9,821,366

Health Care Technology (0.78%)
Cerner Corp.(a)	88,864	7,345,498

Life Sciences Tools & Services (1.12%)
Illumina, Inc.(a)	68,385	2,762,070
Life Technologies Corp.(a)	117,100	5,268,329
Thermo Fisher Scientific, Inc.	49,000	2,543,590

		10,573,989

Pharmaceuticals (2.41%)
Abbott Laboratories	57,875	3,731,201
Allergan, Inc.	77,900	7,211,203
Johnson & Johnson	100,966	6,821,263
Teva Pharmaceutical Industries Ltd.(b)	124,600	4,914,224

		22,677,891

INDUSTRIALS (7.89%)
Aerospace & Defense (2.67%)
The Boeing Co.	47,270	3,512,161
L-3 Communications Holdings, Inc.	88,150	6,523,982

See Notes to Schedule of Investments and Financial Statements.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Aerospace & Defense (continued)
Northrop Grumman Corp.	112,875	$7,200,296
Precision Castparts Corp.	37,300	6,135,477
Textron, Inc.	73,063	1,817,077

		25,188,993

Air Freight & Logistics (0.98%)
C.H. Robinson Worldwide, Inc.	90,945	5,323,011
Expeditors International of Washington, Inc.	100,190	3,882,362

		9,205,373

Building Products (0.62%)
Fortune Brands Home & Security, Inc.(a)	62,075	1,382,410
Masco Corp.	325,475	4,514,339

		5,896,749

Construction & Engineering (0.65%)
Fluor Corp.	123,945	6,115,446

Electrical Equipment (0.82%)
Emerson Electric Co.	87,500	4,075,750
Rockwell Automation, Inc.	54,982	3,632,111

		7,707,861

Machinery (0.94%)
Joy Global, Inc.	77,045	4,370,763
Navistar International Corp.(a)	157,841	4,477,949

		8,848,712

Road & Rail (0.48%)
CSX Corp.	204,433	4,571,122

Trading Companies & Distributors (0.55%)
Fastenal Co.	128,097	5,163,590

Transportation Infrastructure (0.18%)
Aegean Marine Petroleum Network, Inc.	323,900	1,732,865

INFORMATION TECHNOLOGY (23.43%)
Communications Equipment (4.10%)
Acme Packet, Inc.(a)	165,769	3,091,592
Cisco Systems, Inc.	615,572	10,569,371
Harris Corp.	135,000	5,649,750
QUALCOMM, Inc.	346,985	19,320,125

		38,630,838

Computers & Peripherals (6.07%)
Apple, Inc.(a)	62,102	36,267,568

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2012	13

Schedule of Investments	Liberty All-Star® Equity Fund

June 30, 2012 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Computers & Peripherals (continued)
Dell, Inc.(a)	881,390	$11,035,003
Hewlett-Packard Co.	432,825	8,704,111
NetApp, Inc.(a)	37,999	1,209,128

		57,215,810

Electronic Equipment & Instruments (2.11%)
Avnet, Inc.(a)	81,555	2,516,787
Corning, Inc.	460,000	5,947,800
TE Connectivity Ltd.	357,900	11,420,589

		19,885,176

Internet Software & Services (4.05%)
Baidu, Inc.(a)(b)	85,803	9,865,629
eBay, Inc.(a)	86,639	3,639,704
Facebook, Inc.(a)	43,657	1,358,606
Google, Inc., Class A(a)	27,341	15,859,694
Monster Worldwide, Inc.(a)	442,000	3,757,000
OpenTable, Inc.(a)	82,145	3,697,346

		38,177,979

IT Services (2.96%)
Cognizant Technology Solutions Corp., Class A(a)	78,300	4,698,000
Computer Sciences Corp.	174,225	4,324,265
Visa, Inc., Class A	82,949	10,254,985
The Western Union Co.	514,792	8,669,097

		27,946,347

Semiconductors & Semiconductor Equipment (0.91%)
ARM Holdings PLC(b)	200,500	4,769,895
MEMC Electronic Materials, Inc.(a)	477,380	1,035,915
Texas Instruments, Inc.	95,929	2,752,203

		8,558,013

Software (3.23%)
Citrix Systems, Inc.(a)	26,938	2,261,175
Microsoft Corp.	329,025	10,064,875
Oracle Corp.	224,550	6,669,135
Salesforce.com, Inc.(a)	47,000	6,498,220
VMware, Inc., Class A(a)	55,100	5,016,304

		30,509,709

MATERIALS (2.94%)
Chemicals (1.65%)
The Mosaic Co.	99,037	5,423,266
PPG Industries, Inc.	37,025	3,929,093
Praxair, Inc.	57,200	6,219,356

		15,571,715

See Notes to Schedule of Investments and Financial Statements.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Metals & Mining (1.29%)
Alcoa, Inc.	407,000	$3,561,250
Freeport-McMoRan Copper & Gold, Inc.	128,730	4,385,831
Silver Wheaton Corp.	155,300	4,168,252

		12,115,333

TELECOMMUNICATION SERVICES (1.73%)
Wireless Telecommunication Services (1.73%)
American Tower Corp., Class A	150,960	10,553,614
Vodafone Group PLC(b)	205,500	5,790,990

		16,344,604

UTILITIES (1.10%)
Electric Utilities (0.84%)
Entergy Corp.	80,975	5,497,393
FirstEnergy Corp.	48,009	2,361,562

		7,858,955

Independent Power Producers & Energy Traders (0.26%)
GenOn Energy, Inc.(a)	1,440,250	2,462,828

TOTAL COMMON STOCKS (COST OF $948,832,667)		918,199,273

	PAR VALUE
SHORT TERM INVESTMENT (2.71%)
REPURCHASE AGREEMENT (2.71%)
Repurchase agreement with State Street Bank & Trust Co., dated 06/29/12, due 07/02/12 at 0.01%, collateralized by several Fannie Mae and Freddie Mac instruments with various maturity dates, market value of $26,055,161 (Repurchase proceeds of $25,532,021) (COST OF $25,532,000)	$25,532,000	25,532,000

TOTAL INVESTMENTS (100.10%) (COST OF $974,364,667)(c)		943,731,273
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.10%)		(920,685)

NET ASSETS (100.00%)		$942,810,588

NET ASSET VALUE PER SHARE (182,678,079 SHARES OUTSTANDING)		$5.16

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2012	15

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2012 (Unaudited)

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $984,875,790.

Gross unrealized appreciation and depreciation at June 30, 2012 based on cost of investments for federal income tax purposes is as follows:
Gross unrealized appreciation	$118,271,795
Gross unrealized depreciation	(159,416,312)
Net unrealized depreciation	$(41,144,517)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.
16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

ASSETS:
Investments at market value (Cost $974,364,667)	$943,731,273
Cash	1,886
Receivable for investment securities sold	4,127,961
Dividends and interest receivable	1,037,475
Prepaid and other assets	123,897
Total Assets	949,022,492

LIABILITIES:
Payable for investments purchased	5,420,172
Investment advisory fee payable	557,823
Payable for administration, pricing and bookkeeping fees	140,692
Accrued expenses	93,217

Total Liabilities	6,211,904

Net Assets	$942,810,588

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,117,236,149
Overdistributed net investment income	(26,400,381)
Accumulated net realized loss on investments	(117,391,786)
Net unrealized depreciation on investments	(30,633,394)

Net Assets	$942,810,588

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	182,678,079

Net Asset Value Per Share	$5.16

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2012	17

Statement of Operations	Liberty All-Star® Equity Fund

For the Six Months Ended June 30, 2012 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $41,241)	$7,997,979
Interest	931

Total Investment Income	7,998,910

EXPENSES:
Investment advisory fee	3,592,823
Administration fee	898,206
Pricing and bookkeeping fees	97,519
Audit fee	24,400
Custodian fee	49,632
Insurance expense	28,766
Legal fees	83,734
NYSE fee	84,484
Shareholder communication expenses	112,662
Transfer agent fees	49,184
Trustees’ fees and expenses	131,718
Miscellaneous expenses	17,670

Total Expenses	5,170,798

Net Investment Income	2,828,112

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions	42,538,150
Net change in unrealized appreciation on investments	14,862,395

Net Realized and Unrealized Gain on Investments	57,400,545

Net Increase in Net Assets from Operations	$60,228,657

See Notes to Financial Statements.
18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$2,828,112	$3,277,203
Net realized gain on investment transactions	42,538,150	43,387,408
Net change in unrealized appreciation/(depreciation)	14,862,395	(111,570,483)
Net Increase/(Decrease) in Net Assets From Operations	60,228,657	(64,905,872)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(29,228,493)	(46,724,626)
Tax return of capital	–	(15,385,921)
Total Distributions	(29,228,493)	(62,110,547)

Net Increase/(Decrease) in Net Assets	31,000,164	(127,016,419)

NET ASSETS:
Beginning of period	911,810,424	1,038,826,843
End of period (Includes overdistributed net investment income of $(26,400,381) and $0, respectively)	$942,810,588	$911,810,424

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2012	19

Financial Highlights	Liberty All-Star® Equity Fund

Per Share Operating Performance:
Net asset value at beginning of period
Income from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

Less Distributions to Shareholders:
Net investment income
Net realized gain on investments
Tax return of capital
Total Distributions
Change due to rights offering(c)
Total Distributions and Rights Offering
Net asset value at end of period

Market price at end of period

Total Investment Return For Shareholders:(d)
Based on net asset value
Based on market price

Ratios and Supplemental Data:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Effect of Fund’s rights offerings for shares at price below net asset value.
(d)

Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

(e)	Not annualized.
(f)	Annualized.
(g)	The benefits derived from custody credits and directed brokerage arrangements, if any, had an impact of less that 0.01%.

See Notes to Financial Statements.
20	www.all-starfunds.com

Liberty All-Star® Equity Fund	Financial Highlights

For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010		For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007

$4.99	$5.69	$5.23		$4.21	$8.07	$8.76

0.02	0.02	0.00	(b)	0.02	0.07	0.07
0.31	(0.38)	0.77		1.31	(3.28)	0.31
0.33	(0.36)	0.77		1.33	(3.21)	0.38

(0.16)	(0.26)	(0.24)		(0.02)	(0.07)	(0.07)
–	–	–		–	–	(0.82)
–	(0.08)	(0.07)		(0.29)	(0.58)	(0.01)
(0.16)	(0.34)	(0.31)		(0.31)	(0.65)	(0.90)
–	–	–		–	–	(0.17)
(0.16)	(0.34)	(0.31)		(0.31)	(0.65)	(1.07)
$5.16	$4.99	$5.69		$5.23	$4.21	$8.07

$4.51	$4.22	$4.93		$4.33	$3.50	$7.05

7.0%(e)	(5.8%)	16.3%		35.7%	(41.2%)	5.3%
10.6%(e)	(8.1%)	21.7%		35.1%	(44.0%)	(2.8%)

$943	$912	$1,039		$956	$752	$1,443
1.06%(f)	1.05%	1.08%		1.09%	1.01%	0.98%	(g)
0.58%(f)	0.33%	0.08%		0.38%	1.05%	0.76%	(g)
25%(e)	48%	52%		89%	87%	74%

Semi-Annual Report (Unaudited) | June 30, 2012	21

Notes to Financial Statements	Liberty All-Star® Equity Fund
June 30, 2012 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”). The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be

22	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the six months ended June 30, 2012, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premiums and discounts are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded come on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period.

When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Semi-Annual Report (Unaudited) | June 30, 2012	23

Notes to Financial Statements	Liberty All-Star® Equity Fund

June 30, 2012 (Unaudited)

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$918,199,273	$–	$–	$918,199,273
Short Term Investment	–	25,532,000	–	25,532,000

Total	$918,199,273	$25,532,000	$–	$943,731,273

*See Schedule of Investments for industry classifications

For the six months ended June 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 6% of its net asset value per year. The distributions are payable in four quarterly distributions of 1.5% of the Fund’s net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. For the year ended December 31, 2011, permanent book and tax basis differences resulting primarily from excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

24	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

Accumulated Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital

$43,447,423	($993)	($43,446,430)

Net investment income and net realized gains/(losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders

Net investment income and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of June 30, 2012. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of distributions paid during the year ended De cember 31, 2011, was as follows:

Distributions paid from:
Ordinary income	$46,724,626
Tax return of capital	15,385,921

Total	$62,110,547

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward

2016	$14,514,147
2017	$135,025,517

The Fund used capital loss carry forwards of $43,480,297 to offset taxable capital gains during the period ended December 31, 2011.

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Semi-Annual Report (Unaudited) | June 30, 2012	25

Notes to Financial Statements	Liberty All-Star® Equity Fund

June 30, 2012 (Unaudited)

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Losses	Net Unrealized Appreciation

($149,539,664)	($55,886,061)

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Management has concluded that the Fund has taken no uncertain tax positions that require recognition in the financial statements. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2008, December 31, 2009, December 31, 2010, and December 31, 2011 the Fund’s returns are still open to examination by the appropriate taxing authorities.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate

First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they managed. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate

First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

Administration, Bookkeeping and Pricing Services Agreement

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate

First $400 million	0.200%
Next $400 million	0.180%
Next $400 million	0.162%
Over $1.2 billion	0.146%

In addition, ALPS provides bookkeeping and pricing services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus 0.015% on the average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $237,972,679 and $275,552,313, respectively.

NOTE 6. RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On May 14, 2012, the Annual Meeting of Shareholders of the Fund was held to elect two Trustees. On February 14, 2012, the record date for the meeting, the Fund had outstanding 182,678,079 shares of common stock. The votes cast at the meeting were as follows:

Proposal to elect two Trustees:

	For	Withheld

John A. Benning	141,575,141.48	25,159,108.32
Edmund J. Burke	133,063,192.52	33,671,057.28

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Semi-Annual Report (Unaudited) | June 30, 2012	27

Description of Lipper Benchmark and The S&P 500® Index	Liberty All-Star® Equity Fund

June 30, 2012 (Unaudited)

LIPPER LARGE-CAP CORE MUTUAL FUND AVERAGE

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-yea sales-per-share growth value, compared to the S&P 500® Index.

S&P 500® INDEX

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

You cannot invest directly in an index.

28	www.all-starfunds.com

INVESTMENT ADVISOR	LEGAL COUNSEL

ALPS Advisors, Inc.	K&L Gates LLP

1290 Broadway, Suite 1100	1601 K Street, NW

Denver, Colorado 80203	Washington, DC 20006

303-623-2577

www.all-starfunds.com	TRUSTEES

John A. Benning*

Thomas W. Brock*

INDEPENDENT REGISTERED	Edmund J. Burke

PUBLIC ACCOUNTING FIRM	George R. Gaspari*

Deloitte & Touche LLP	Richard W. Lowry*, Chairman

555 Seventeenth Street, Suite 3600	Dr. John J. Neuhauser*

Denver, Colorado 80202	Richard C. Rantzow*

CUSTODIAN	OFFICERS

State Street Bank & Trust Company	William R. Parmentier, Jr., President

One Lincoln Street	Mark T. Haley, CFA, Senior Vice President

Boston, Massachusetts 02111	Edmund J. Burke, Vice President

Jeremy O. May, Treasurer

Kimberly R. Storms, Assistant Treasurer

INVESTOR ASSISTANCE,	Tané T. Tyler, Secretary

TRANSFER & DIVIDEND	Alex J. Marks, Assistant Secretary

DISBURSING AGENT & REGISTRAR	Melanie H. Zimdars, Chief Compliance Officer

Computershare Trust Company, N.A.	* Member of the Audit Committee
P.O. Box 43078

Providence, Rhode Island 02940-3078

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000471

Item 2. Code of Ethics.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s Board adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above. There have been no revisions to the code since that date.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

Not Applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6. Schedule.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not Applicable to registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. (the “Advisor”) the responsibility to vote proxies relating to portfolio securities held by the Fund. I n deciding to delegate this responsibility to the Advisor, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained RiskMetric (Institutional Shareholder Services (“ISS”)), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable to this report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2012, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99-12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2007, filed electronically with the Securities and Exchange Commission on March 7, 2008.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	August 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	August 30, 2012

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	August 30, 2012